Exhibit (m)(ii)

SCHEDULE A

TO THE DISTRIBUTION PLAN

AS OF DECEMBER 14, 2006

ProFund VP Airlines

ProFund VP Asia 30

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Bear

ProFund VP Biotechnology

ProFund VP Broad Market

ProFund VP Bull

ProFund VP Bull Plus

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Crude Oil

ProFund VP Dividend Equities

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP EqualOTC

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar ProFund

ProFund VP Financials

ProFund VP Gold Commodity

ProFund VP Health Care

ProFund VP Industrials

ProFund VP International

ProFund VP Internet

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Leisure Goods

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Mobile Telecommunications

ProFund VP Money Market

ProFund VP Natural Gas

ProFund VP Natural Resources

ProFund VP Oil & Gas

ProFund VP Oil Equipment, Services & Distribution

ProFund VP OTC

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Rising Rates Opportunity

ProFund VP Rising U.S. Dollar ProFund

ProFund VP Semiconductor

ProFund VP Short Asia

ProFund VP Short Basic Materials

ProFund VP Short Biotechnology

ProFund VP Short Broad Market

ProFund VP Short Consumer Goods

ProFund VP Short Consumer Services

ProFund VP Short Crude Oil

ProFund VP Short Dividend Equities

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short EqualOTC

ProFund VP Short Europe 30

ProFund VP Short Financials

ProFund VP Short Gold Commodity

ProFund VP Short Health Care

ProFund VP Short Industrials

ProFund VP Short International

ProFund VP Short Japan

ProFund VP Short Mid-Cap

ProFund VP Short Natural Gas

ProFund VP Short Oil & Gas

ProFund VP Short Oil Equipment, Services & Distribution

ProFund VP Short OTC

ProFund VP Short Precious Metals

ProFund VP Short Real Estate

ProFund VP Short Small-Cap

ProFund VP Short Technology

ProFund VP Short Telecommunications

ProFund VP Short Transportation

ProFund VP Short Utilities

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP Transportation UltraSector

ProFund VP U.S. Government 10

ProFund VP U.S. Government Plus

ProFund VP UltraBear

ProFund VP UltraBull

ProFund VP UltraDow 30

ProFund VP UltraEurope

ProFund VP UltraInternational

ProFund VP UltraLatin America

ProFund VP UltraMid-Cap

ProFund VP UltraOTC

ProFund VP UltraShort Dow 30

ProFund VP UltraShort International

ProFund VP UltraShort Japan

ProFund VP UltraShort Latin America

ProFund VP UltraShort Mid-Cap

ProFund VP UltraShort OTC

ProFund VP UltraShort Small-Cap

ProFund VP UltraSmall-Cap

ProFund VP Utilities